Reclamation and Closure Cost Provisions	12 Months Ended
Dec. 31, 2023
Reclamation Obligation [Abstract]
Reclamation and Closure Cost Provisions	RECLAMATION AND CLOSURE COST PROVISIONS

	USA	Mexico	Brazil	Canada	Total
Balance – December 31, 2021	$28,474	$31,903	$36,206	$2,565	$99,148
Accretion	699	2,869	1,967	83	5,618
Disposals	—	332	—	—	332
Change in estimates	(1,442)	(5,200)	(4,298)	3,451	(7,489)
Reclamation expenditures	—	(442)	(1,809)	—	(2,251)
Foreign exchange loss (gain)	—	1,931	1,809	(259)	3,481
Foreign currency translation	—	—	—	(123)	(123)
Balance – December 31, 2022	27,731	31,393	33,875	5,717	98,716
Accretion	1,002	2,993	2,041	228	6,264
Change in estimates	3,725	(9,687)	6,979	22,168	23,185
Reclamation expenditures	—	(435)	(1,021)	(64)	(1,520)
Foreign exchange loss	—	4,312	3,239	33	7,584
Foreign currency translation	—	—	—	751	751
Balance – December 31, 2023	$32,458	$28,576	$45,113	$28,833	$134,980

At December 31				2023	2022
Classified and presented as:
Current(1)				$14,897	$3,202
Non-current				120,083	95,514
Total reclamation and closure cost provisions				$134,980	$98,716
(1)    Included in other current liabilities.
The Company’s reclamation and closure cost provisions at December 31, 2023 were calculated as the present value of the expected future cash flows estimated using inflation rates of 2.0% to 3.5% (2022 – 2.0% to 5.5%) and discount rates of 3.0% to 9.0% (2022 – 2.9% to 11.7%) depending on the region in which the costs will be incurred. At December 31, 2023, the total undiscounted expected future cash flows of the Company’s reclamation and closure cost provisions were $214.9 million (2022 – $186.6 million).
The Company is required to post security for reclamation and closure costs for certain of its mineral properties. At December 31, 2023, the Company had met its security requirements in the form of bonds posted through surety underwriters totaling $54.6 million (2022 – $41.8 million).